EXHIBIT 10.5


                        Payment Agreement by and between
                       Fastcom, Ltd. and Nova Engineering
                              dated July 25, 1997































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                               PAYMENT AGREEMENT


THIS AGREEMENT made as of the 25th day of July, 1997 by and between FASTCOM, LTD., a Florida limited partnership ("FASTCOM") and Nova Engineering ("Nova"), and effective the 1st day of August, 1997 or as otherwise mutually agreed upon by the parties hereto.

1. GRANT AND SCOPE OF ENGAGEMENT AND PAYMENT. FASTCOM engages Nova, subject to the tenrms and conditions of this Agreement, to continue to perform engineering services for the DP1OOO radio (the Radio) and any modifications thereof, including but not limited to the DP1000 model for additional uses. Payment for the engineering services shall be on a time and materials basis.

2.  ADDITIONAL  PAYMENTS.  In addition  to the payment set forth in  paragraph I
above,  FASTCOM agrees to pay Nova the sum of $         per Radio for each Radio
placed in service by FASTCOM after the effective date of this Agreement. This payment will be paid quarterly upon the receipt by FASTCOM of proceeds of the placement in service of the Radios which are the subject of this Paragraph 2 during such quarter, no later than ninety (90) days following the end of each quarter.

3. TERM.  This Agreement shall terminate (       ) years from the effective date
hereof as written above.

4. INTELLECTUAL PROPERTY.

     a. Nova agrees that services performed hereunder constitute work for hire and that any invention, improvement or discovery conceived or made by Nova, either alone or in cooperation with others, during the term of this Agreement and which relates in an way to the services provided by Nova, is hereby assigned to and shall be the exclusive property of FASTCOM. Nova, shall fully disclose to FASTCOM all such inventions, improvements, or discoveries, whether or not subject to patent, copyright, or other protection. If requested by FASTCOM, Nova will, at the expense of FASTCOM, sign all papers (including documents confirming the assignment herein) and do all other acts necessary to assist FASTCOM to obtain patents, copyrights or other property rights in such inventions in any and all countries and to assign such patents, copyrights or other property fights to FASTCOM.

     b. Nova agrees that it will not provide FASTCOM with any designs, plans, models, samples, software, integrated circuits, reports, or other writing or product which Nova either knows or has reason to believe are covered by the valid patent, copyright, or other form of intellectual property right of a third party-

     c. In performing hereunder, Nova may utilize or incorporate into the subject designs some of its own designs, know-how, inventions, or technologies (herein collectively called "Background Technologies"). Nova hereby grants to FASTCOM a non-exclusive, perpetual, fully-paid and royaltyfree license to and under any patents, trade secret fights, or other intellectual property rights of Nova in such Background Technologies, so that Fastcom may make, have developed hereunder, ftee of any claims of inffingement by Nova. It is understood, however, that title to any such Back-ground Technologies shall remain with Nova.




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5. BINDING  EFFECT.  The rights and  obligations of the parties  hereunder shall inure to the benefit of, and be binding and enforceable upon the respective successors, assigns and transferees of either party.

6. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, regarding the failure or refiisal to perform the whole or any part of this Agreement shall be settled by arbitration in Pinellas County, Florida, in accordance with the rules of the American Arbitration Association, and the judgment upon the award rendered may be entered in any court having jurisdiction hereof Any decision made by an arbitrator or by the arbitrators under this provision shall be enforceable as a final and binding decision as if it were a final decision or decree by a court of competent jurisdiction.

7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The warranties, representations, covenants and agreements set forth herein shall survive the termination of this Agreement or any part thereof.

8. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

9. AMENDMENT AND WAIVER. This Agreement may not be modified or amended except by an instrument in writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

10. NOTICES. Notices and requests required or permitted hereunder shall be deemed to be delivered hereunder if mailed with postage prepaid or delivered in writing.

11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and all such counterparts shall counterparts shall constitute one and the same instrument.

12. CAPTIONS. Captions used herein are for the convenience only and are not a part of this Agreement and shall not be used in construing it.

13. EXECUTION OF DOCUMENTS. At any time and from time to time, the parties hereto shall execute such documents as are necessary to effect this Agreement.

14. EXPENSES. Each of the parties to this Agreement shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel, certified public accountants and other experts.

15. ASSIGNABILITY. This Agreement shall not be assignable by Nova without the prior written consent of FASTCOM.

16. VENUE; PROCESS. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the Sixth Judicial Circuit of the State of Florida, in and for Pinellas County, Florida, or in the United States District Court for

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the Middle  District  of Florida  (Tampa  Division),  with  respect to any legal proceedings arising from this Agreement. The parties further agree that the mailings of any process shall constitute valid and lawful process against them.

17. GOVERNING LAW. This Agreement has been negotiated and prepared and shall be performed in the State of Florida, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida (except that if any choice of law provision under Florida law would result in the application to the law of a state or jurisdiction other than the State of Florida, such provision shall not apply).

18. SEVERABILITY OF PROVISIONS. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

19. DUE AUTHORIZATION. This Agreement has been duly and validly authorized by all action necessary for such due and valid authorization, is binding upon the parties hereto and is enforceable in accordance with its terms.

20. RELIANCE, All representations and warranties contained herein, or any certificate or other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

21. This clause has been deleted.

22. ATTORNEY'S FEES. The parties hereby agree that in the event any of the terms and conditions contained in this Agreement must be enforced by reason of any past, existing or future delinquency of payment, of failure of observance or of performance by any of the parties hereto, in each such instance, the nonprevailing party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses and costs incurred in connection with the enforcement of any available remedy.

23. PROVISIONS. The terms and provisions of this Agreement are contractual and not merely recital- This Agreement is voluntarily entered into and is not based, in whole or in part, upon any representation or statement of any kind not contained herein by any party hereto or their respective attorneys or representatives, oral or otherwise, as to their merit, legal validity, or value of any claim, demand, action, or cause of action of any of the parties hereto or as to any other matter whatsoever. The undersigned parties hereto acknowledge and agree (1) that they are and have been represented by legal counsel in connection with the negotiation, drafting, and preparation of this Agreement;
(2) that the terms and provisions of this Agreement and the legal effect thereof have been carefully explained to them by their own legal counsel; (3) that they have entered into this Agreement freely and voluntarily without coercion or undue influence; (4) that they believe this Agreement is beneficial to




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themselves;  and (5) that they are duly authorized and competent to execute this
Agreement. The undersigned parties hereto acknowledge and agree that the wording
and  language  of  this   Agreement  are  the  product  of  joint   cooperation,
collaboration, and negotiation among the parties to this Agreement and their respective legal counsel, and are not the product of any particular party bearing the sole responsibility for draftsmanship.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Agreement to be executed the day and year first above written.


                                   FASTCOM, LTD.,
                                   a Florida limited partnership

                                   By: Fastcom Management, Inc.,
                                       a Florida corporation,
                                       General Partner


                                       /s/John F. Kolenda
                                   By: _________________________
                                       John F. Kolenda, Chairman



                                   Nova Engineering

                                       /s/Terry Hill
                                   By: __________________________
                                       Terry Hill, President























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